UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2009

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01                                                                                                                     Entry into a Material Definitive Agreement.

On December 11, 2009, Continental Airlines, Inc. (the “Company”) completed the public offering of $230,000,000 aggregate principal amount of the Company’s 4.5% Convertible Notes due 2015 (the “Notes”). The Notes were issued under the Indenture, dated as of July 15, 1997 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, as supplemented by the Third Supplemental Indenture, dated as of December 11, 2009 (the “Third Supplemental Indenture”), among the Company and The Bank of New York Trust Company, N.A., as trustee. The Indenture was filed with the Securities and Exchange Commission (the “Commission”) on December 10, 1998 as Exhibit 4.2 to the Company’s Current Report on Form 8-K. A copy of the Third Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated by reference herein. The form of the Notes issued pursuant to the Third Supplemental Indenture is filed herewith as Exhibit 4.2, and the terms and conditions thereof are incorporated by reference herein.

The Notes have been issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-158781), filed with the Commission on April 24, 2009.  The material terms of the Notes are described in the prospectus supplement, dated December 7, 2009, as filed by the Company with the Commission on December 8, 2009 pursuant to Rule 424(b) under the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the prospectus dated April 24, 2009.

Item 2.03.                                                                                                                     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 17, 2009, the Company will provide an update for investors presenting information relating to its financial and operational outlook for the fourth quarter 2009 and other information.  The update is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                                                                                                     Financial Statements and Exhibits.

(d)      Exhibits

4.1
Third Supplemental Indenture, dated as of December 11, 2009, among the Company and The Bank of New York Trust Company, N.A., as trustee, with respect to the Indenture, dated as of July 15, 1997, between the Company and The Bank of New York Trust Company, N.A. (as successor to Bank One, N.A.), as trustee

4.2	Form of 4.5% Convertible Note due 2015 (included in Exhibit 4.1, as Exhibit A thereto)

99.1	Investor Update

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

December 17, 2009	By /s/ Lori A. Gobillot
Lori A. Gobillot
Staff Vice President and Assistant General Counsel

EXHIBIT INDEX

4.1
Third Supplemental Indenture, dated as of December 11, 2009, among the Company and The Bank of New York Trust Company, N.A., as trustee, with respect to the Indenture, dated as of July 15, 1997, between the Company and The Bank of New York Trust Company, N.A. (as successor to Bank One, N.A.), as trustee

4.2	Form of 4.5% Convertible Note due 2015 (included in Exhibit 4.1, as Exhibit A thereto)

99.1	Investor Update